UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 15, 2005
Date of Report (Date of Earliest Event Reported)

FTD Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	333-120723 (Commission File Number)	87-0719190 (I.R.S. Employer Identification Number)

3113 Woodcreek Drive Downers Grove, Illinois 60515-5420 (Address of principal executive offices, including zip code)

(630) 719-7800 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

     (17 CFR 240.13e-4(c))

Item 7.01                                             Regulation FD Disclosure.

FTD Group, Inc. issued a press release on February 15, 2005.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this report is furnished under Item 7.01 and shall  not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

Item 9.01               Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1            FTD Group, Inc. press release, dated February 15, 2005.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FTD Group, Inc.

/S/ CARRIE A. WOLFE
Carrie A. Wolfe
Chief Financial Officer

Date:  February 16, 2005

EXHIBIT INDEX

Exhibit
Number	Description

99.1	FTD Group, Inc. press release, dated February 15, 2005.